UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2025

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, Mr. John C. Gordon, a member of the Board of Directors (the “Board”) of First US Bancshares, Inc. (the “Company”), notified the Company of his resignation as a director of the Company effective January 31, 2025. Mr. Gordon’s decision to resign from the Board is not related to any disagreement with the Company on any matter relating to its operations, policies or procedures. Mr. Gordon has served as a member of the Company’s Board since 1997. The Company thanks Mr. Gordon for his many positive contributions and dedicated years of service.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on January 29, 2025, the Board adopted an amendment to the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), effective on such date. Previously, the Bylaws provided that if a non-employee director attains the age of seventy-five (75) years during his or her term as a director, he or she may complete his or her then current term but may not stand for election or re-election as a director of the Company thereafter. The Board is amending the Bylaws to provide that the Board may vote, on an annual basis, to waive this mandatory retirement age for a non-employee director.

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of First US Bancshares, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2025	FIRST US BANCSHARES, INC.

	By:	/s/ James F. House
	Name:	James F. House
President and Chief Executive Officer